Exhibit 10.1

Execution Version

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR SECURED CREDIT FACILITY

THIS THIRD AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR SECURED CREDIT FACILITY (this “Agreement”) is dated as of November 16, 2012, among TRANSMONTAIGNE OPERATING COMPANY L.P. (the “Borrower”), each of the Lenders (as defined below) party hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Lenders (the “Agent”).

W I T N E S S E T H :

WHEREAS, the Borrower, certain banks and other lenders party thereto (the “Lenders”), and the Agent executed and delivered that certain Second Amended and Restated Senior Secured Credit Facility dated as of March 9, 2011, as amended by that certain letter agreement dated as of January 5, 2012, and as amended by that certain Second Amendment to Second Amended and Restated Senior Secured Credit Facility dated as of March 20, 2012 (as further amended, restated, modified, or supplemented from time to time, the “Credit Agreement”);

WHEREAS, pursuant to Section 2.2(c)(ii) of the Credit Agreement, the Borrower has requested that (a) those existing Lenders listed on Exhibit A attached hereto (the “Specified Existing Lenders”) increase their respective Revolving Credit Commitments by the amounts set forth on Exhibit A and (b) those new Lenders listed on Exhibit A attached hereto (the “Specified New Lenders”; and, together with the Specified Existing Lenders, collectively, the “Increasing Lenders”) provide new Revolving Credit Commitments in the amounts set forth on Exhibit A with respect to such Specified New Lenders and, subject to the terms and conditions hereof, the Agent and such Increasing Lenders have agreed to such increased Revolving Credit Commitments or new Revolving Credit Commitments, as the case may be;

WHEREAS, on the Third Amendment Effective Date (as defined below) the Borrower intends to make an investment in Battleground Oil Specialty Terminal Company LLC, a Delaware limited liability company (“Bostco Joint Venture”), in exchange for a portion of the Class A Units of Bostco Joint Venture (such investment, the “Initial Bostco Investment”); and

WHEREAS, in connection with the foregoing, the Borrower has requested and, subject to the terms and conditions hereof, the Agent and the Lenders party hereto have agreed to make certain amendments to the Credit Agreement as more fully described below.

NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, each of the parties hereto hereby covenant and agree as follows:

1.                                      Definitions.  Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement.  Each reference to “hereof,” “hereunder,” “herein,” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall from and after the Third Amendment Effective Date refer to the Credit Agreement as amended hereby.  “Third Amendment Effective Date” means the date on which each of the conditions precedent set forth in Section 7 below has been satisfied.

2.                                      Revolving Credit Commitment Increase.  Subject to the satisfaction of the conditions precedent set forth in Section 7 below, (a) each Specified Existing Lender hereby agrees that its Revolving Credit Commitment shall be increased by the amount specified on Exhibit A attached hereto with respect to such Specified Existing Lender and (b) each Specified New Lender hereby agrees provide a new Revolving Credit Commitment in the amount specified on Exhibit A attached hereto with respect to such Specified New Lender.

3.                                      Specified New Lenders.  Each Specified New Lender as of the date hereof and on the Third Amendment Effective Date (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to become a Lender, and (iii) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 7.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and on the basis of which it has made such analysis and decision independently and without reliance on the Agent or any other Lender, and (b) agrees that (i) it will, independently and without reliance on the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Documents, and (ii) from and after the Third Amendment Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of its Revolving Credit Commitment (which, as of the Third Amendment Effective Date is set forth on Exhibit A) shall have the obligations of a Lender thereunder.

4.                                      Reallocation.  Concurrently with the Third Amendment Effective Date, to the extent necessary in order for each Lender’s Revolving Loans to be in accordance with its ratable share of the Revolving Credit Committed Amount, each Lender shall sell to or purchase from, as applicable, each other Lender an amount necessary to place the aggregate outstanding amount of such Lender’s Revolving Loans in proportion to its ratable share of the Revolving Credit Committed Amount in light of the increase and reallocation of the Revolving Credit Commitments hereunder.   Each of the Lenders hereby waives any indemnification payments required pursuant to Section 4.10 of the Credit Agreement that arise solely as a result of the reallocations contemplated by this Section 4 on the Third Amendment Effective Date.

5.                                      Amendments to Credit Agreement.  Subject to the satisfaction of the conditions precedent set forth in Section 7 below:

(a)                                 Amendments to Section 1.1.

(i)                                     The definition of “Bostco Joint Venture” is amended and restated so that it reads, in its entirety, as follows:

“Bostco Joint Venture” means Battleground Oil Specialty Terminal Company LLC, a Delaware limited liability company, so long as such entity remains a Joint Venture.

(ii)                                  The definition of “Permitted JV Investment” is amended (A) by amending and restating clause (ix) so that it reads, in its entirety, as follows:

(ix)                              such Investment and all previous Permitted JV Investments (including any Permitted JV Investments in Bostco Joint Venture that are not Specified Bostco JV Investments (as defined below)) consummated after the Closing Date shall not exceed $75,000,000 in the aggregate.

and (B) by inserting at the end thereof the following:

Anything in the foregoing to the contrary notwithstanding, (a) the conditions precedent set forth in clauses (iv), (v), (vi) and (vii) of this definition shall not be conditions precedent to the making of the first $225,000,000 of Investments in Bostco Joint Venture on or after the Third Amendment Effective Date (such Investments, the “Specified Bostco JV Investments”) and (b) such Specified Bostco JV Investments shall not be considered in the calculations set forth in clause (ix) of this definition in connection with any Investment.

(iii)                               The following definition shall be inserted in Section 1.1 of the Credit Agreement in appropriate alphabetical order:

“Third Amendment Effective Date” means the date on which each of the conditions precedent set forth in Section 7 of that certain Third Amendment to Amended and Restated Senior Secured Credit Facility dated as of November 16, 2012, by and among the Borrower, each of the Lenders party thereto, and the Agent, has been satisfied.

(b)                                 Schedule 1.1A of the Credit Agreement is hereby replaced in its entirety with Schedule 1.1A attached hereto as Exhibit B.

6.                                      Amendment to Pledge Agreement.  Subject to the satisfaction of the conditions precedent set forth in Section 7 below, Schedule 2(a) of the Pledge Agreement is hereby replaced in its entirety with Schedule 2(a) attached hereto as Exhibit C.   The Borrower hereby represents and warrants that, as of the Third Amendment Effective Date and after giving effect to the Initial Bostco Investment, Schedule 2(a) attached hereto as Exhibit C accurately describes all Capital Stock owned by the Credit Parties that are required to be pledged to the Agent, for the benefit of the Lenders, pursuant to the Pledge Agreement.

7.                                      Conditions Precedent. This Agreement shall become effective only upon satisfaction of each of the following conditions precedent:

(a)                                 The Agent shall have received each of the following, each in form and substance reasonably satisfactory to the Agent:

(i)                                     counterparts of this Agreement duly executed by the Borrower, the Required Lenders (as determined immediately prior to time that each of the other conditions precedent in this Section 7 have been satisfied), the Increasing Lenders, and the Agent;

(ii)                                  counterparts of the Consent, Reaffirmation, and Agreement of the Guarantors attached hereto duly executed by each of the Guarantors;

(iii)                               duly executed Revolving Notes, to the extent requested by any Increasing Lender;

(iv)                              a duly executed loan certificate for the Borrower and each of the Guarantors, dated as of the Third Amendment Effective Date, including a certificate of incumbency with respect to two or more authorized signatories of such Person, together with the following items: (A) a true, correct and complete copy of the Certificate (or Articles) of Incorporation, bylaws (or operating agreement), or other organizational or governing documents of such Person as in effect on the Third Amendment Effective Date, (B) a good standing certificate for such Person issued by the jurisdiction of incorporation or organization of such Person with a date not earlier than 30 days prior to the Third Amendment Effective Date, and (C) a true, complete and correct copy of the corporate resolutions of such Person authorizing such Person to execute, deliver and perform this Agreement; and

(v)                                 legal opinions of counsel to the Credit Parties addressed to each Lender and the Agent and dated as of the Third Amendment Effective Date in form and substance reasonably satisfactory to the Agent.

(b)                                 the Borrower shall have paid to the Agent all fees and expenses due and payable under the Credit Agreement and in connection with this Agreement, including, without limitation the fees set forth in that certain Fee Letter dated as of October 22, 2012, by and between Borrower, Wells Fargo Bank, National Association and Wells Fargo Securities, LLC.

(c)                                  the Initial Bostco Investment shall be on terms reasonably satisfactory to the Agent and made substantially concurrently with the effectiveness of this Agreement and in accordance with the definition of “Permitted JV Investments” (after giving effect to the amendments in Section 5 of this Agreement), provided that, such terms shall not be satisfactory to the Agent if (i) the amount of the Initial Bostco Investment exceeds $122,000,000 or (ii) the Borrower receives less than 40% of the Class A Units of the Bostco Joint Venture in exchange for such Initial Bostco Investment, and, unless waived by the Agent, the Agent shall have received at least two (2) Business Days’ notice prior to such Initial Bostco Investment;

(d)                                 the Agent shall have obtained a perfected, first priority security interest in all Capital Stock of Bostco Joint Venture owned by any Credit Party after giving effect to the Initial Bostco Investment, and the documents governing such Capital Stock shall be in form and substance reasonably satisfactory to the Agent;

(e)                                  the conditions to borrowing set forth in Section 5.2 of the Credit Agreement shall be satisfied on the Third Amendment Effective Date;

(f)                                   delivery of such documents, certificates, and information as the Agent shall have reasonably requested; and

(g)                                  all of the foregoing conditions precedent must be satisfied on or prior to January 20, 2013.

8.                                      Effect of Agreement.  Except as set forth expressly hereinabove, all terms of the Credit Agreement and the other Credit Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding, and enforceable obligations of the Borrower and the other Credit Parties party thereto.

9.                                      No Novation or Mutual Departure.  The Borrower expressly acknowledges and agrees that (i) there has not been, and this Agreement does not constitute or establish, a novation with respect to the Credit Agreement or any of the Credit Documents, or a mutual departure from the strict terms, provisions, and conditions thereof other than with respect to the amendments in Section 3 above, and (ii) nothing in this Agreement shall affect or limit the Agent’s or any Lender’s right to demand payment of liabilities owing from the Borrower or any other Credit Party to the Agent and the Lenders under, or to demand strict performance of the terms, provisions and conditions of, the Credit Agreement and the other Credit Documents, to exercise any and all rights, powers and remedies under the Credit Agreement or the other Credit Documents or at law or in equity, or to do any and all of the foregoing, immediately at any time after the occurrence of a Default or an Event of Default under the Credit Agreement or the other Credit Documents.

10.                               Ratification and Restatement.  The Borrower hereby (i) restates, ratifies, and reaffirms each and every term, covenant, and condition set forth in the Credit Agreement and the other Credit Documents to which it is a party, as of the date hereof and the Third Amendment Effective Date, in each case, after giving effect hereto and (ii) restates and renews each and every representation and warranty heretofore made by it in the Credit Agreement and the other Credit Documents as fully as if made on the date hereof and the Third Amendment Effective Date and with specific reference to this Agreement and any other Credit Documents executed or delivered in connection herewith (except with respect to representations and warranties made as of an expressed date, in which case such representations and warranties shall be true and correct as of such date).

11.                               No Default.  To induce the Agent and the Lenders to enter into this Agreement and to continue to make advances pursuant to the Credit Agreement (subject to the terms and conditions hereof), the Borrower hereby acknowledges and agrees that, as of the date hereof and the Third Amendment Effective Date, and, in each case, after giving effect to the terms hereof, there exists (i) no Default or Event of Default and (ii) no right of offset, defense, counterclaim, claim, or objection in favor of the Borrower arising out of or with respect to any of the Loans or other obligations of the Borrower owed to the Lenders under the Credit Agreement or any Credit Document.

12.                               Release.  In consideration of the amendments contained herein, the Borrower hereby waives and releases each of the Lenders, the Agent and the Issuing Bank from any and all claims and defenses, known or unknown as of the date hereof and as of the Third Amendment Effective Date, with respect to the Credit Agreement and the other Credit Documents and the transactions contemplated thereby.

13.                               Counterparts.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts and transmitted by facsimile to the other parties, each of which when so executed and delivered by facsimile shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.  This Agreement may be executed by each party on separate copies, which copies, when combined so as to include the signatures of all parties, shall constitute a single counterpart of this Agreement.

14.                               Fax or Other Transmission.  Delivery by one or more parties hereto of an executed counterpart of this Agreement via facsimile, telecopy, or other electronic method of transmission pursuant to which the signature of such party can be seen (including, without limitation, Adobe Corporation’s Portable Document Format) shall have the same force and effect as the delivery of an original executed counterpart of this Agreement.  Any party delivering an executed counterpart of this Agreement by facsimile or other electronic method of transmission shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of this Agreement.

15.                               Section References.  Section titles and references used in this Agreement shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

16.                               Recitals Incorporated Herein.  The preamble and the recitals to this Agreement are hereby incorporated herein by this reference

17.                               Further Assurances.  The Borrower agrees to take such further actions as the Agent shall reasonably request in connection herewith to evidence the agreements herein contained.

18.                               Severability.  Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

19.                               Governing Law.  This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by its duly authorized officer as of the day and year first above written.

BORROWER:

TRANSMONTAIGNE OPERATING COMPANY L.P.

By:	TransMontaigne Operating GP L.L.C., its sole general partner

	By:	/s/ Frederick W. Boutin
	Name:	Frederick W. Boutin
	Title:	Executive Vice President

[TMP -  Third Amendment to Second Amended and Restated Senior Secured Credit Facility]

AGENT AND LENDERS:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent and as a Lender

	By:	/s/ Andrew Ostrov
	Name:	Andrew Ostrov
	Title:	Director

[TMP -  Third Amendment to Second Amended and Restated Senior Secured Credit Facility]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Michael T. Letsch
Name:	Michael T. Letsch
Title:	Vice President

[TMP -  Third Amendment to Second Amended and Restated Senior Secured Credit Facility]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Daniel K. Hansen
Name:	Daniel K. Hansen
Title:	Vice President

[TMP -  Third Amendment to Second Amended and Restated Senior Secured Credit Facility]

UNION BANK, N.A.,
as a Lender

By:	/s/ Huylee Dallas
Name:	Huylee Dallas
Title:	Vice President

[TMP -  Third Amendment to Second Amended and Restated Senior Secured Credit Facility]

AMEGY BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Kevin Donaldson
Name:	Kevin Donaldson
Title:	Senior Vice President

[TMP -  Third Amendment to Second Amended and Restated Senior Secured Credit Facility]

COMPASS BANK,
as a Lender

By:	/s/ James Neblett
Name:	James Neblett
Title:	Vice President

[TMP -  Third Amendment to Second Amended and Restated Senior Secured Credit Facility]

COMERICA BANK,
as a Lender

By:	/s/ Kayta Evseev
Name:	Kayta Evseev
Title:	Assistant Vice President

[TMP -  Third Amendment to Second Amended and Restated Senior Secured Credit Facility]

CITIBANK, N.A.,
as a Lender

By:	/s/ Thomas Benavides
Name:	Thomas Benavides
Title:	Senior Vice President

[TMP -  Third Amendment to Second Amended and Restated Senior Secured Credit Facility]

MORGAN STANLEY SENIOR FUNDING, INC.,
as a Lender

By:	/s/ William Jones
Name:	William Jones
Title:	Vice President

[TMP -  Third Amendment to Second Amended and Restated Senior Secured Credit Facility]

CADENCE BANK, N.A.,
as a Lender

By:	/s/ William W. Brown
Name:	William W. Brown
Title:	Senior Vice President

[TMP -  Third Amendment to Second Amended and Restated Senior Secured Credit Facility]

SOVEREIGN BANK, N.A.,
as a Lender

By:	/s/ Mark Connelly
Name:	Mark Connelly
Title:	Senior Vice President

By:	/s/ Aidan Lanigan
Name:	Aidan Lanigan
Title:	Senior Vice President

[TMP -  Third Amendment to Second Amended and Restated Senior Secured Credit Facility]

ONEWEST BANK, FSB,
as a Lender

By:	/s/ Sean M. Murphy
Name:	Sean M. Murphy
Title:	Executive Vice President

[TMP -  Third Amendment to Second Amended and Restated Senior Secured Credit Facility]

CONSENT AND REAFFIRMATION OF GUARANTORS

                Each of the undersigned (i) acknowledges receipt of the foregoing Third Amendment to Second Amended and Restated Senior Secured Credit Facility (the “Agreement”), (ii) consents to the execution and delivery of the Agreement by the parties thereto, and (iii) reaffirms all of its obligations and covenants under that certain Amended and Restated Full Recourse Guaranty Agreement dated as of March 9, 2011 (as amended, restated, supplemented, or otherwise modified from time to time), or that certain Second Amended and Restated Limited Recourse Guaranty Agreement dated as of March 9, 2011 (as amended, restated, supplemented, or otherwise modified from time to time), as applicable, executed by it, or later joined by it, and agrees that none of such obligations and covenants shall be limited by the execution and delivery of the Agreement.  This Consent and Reaffirmation may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

November 16, 2012:

FULL RECOURSE GUARANTORS:

TRANSMONTAIGNE TERMINALS, L.L.C., a Delaware limited liability company

By:	/s/ Frederick W. Boutin
Name:	Frederick W. Boutin
Title:	Executive Vice President

RAZORBACK L.L.C.,
a Delaware limited liability company

By:	/s/ Frederick W. Boutin
Name:	Frederick W. Boutin
Title:	Executive Vice President

TPSI TERMINALS L.L.C.,
a Delaware limited liability company

By:	/s/ Frederick W. Boutin
Name:	Frederick W. Boutin
Title:	Executive Vice President

TMOC CORP., a Delaware corporation

By:	/s/ Frederick W. Boutin
Name:	Frederick W. Boutin
Title:	Executive Vice President

TLP MEX L.L.C.,
a Delaware limited liability company

By:	/s/ Frederick W. Boutin
Name:	Frederick W. Boutin
Title:	Executive Vice President

TPME L.L.C.,
a Delaware limited liability company

By:	/s/ Frederick W. Boutin
Name:	Frederick W. Boutin
Title:	Executive Vice President

TLP FINANCE CORP.,
a Delaware corporation

By:	/s/ Frederick W. Boutin
Name:	Frederick W. Boutin
Title:	Executive Vice President

TLP OPERATING FINANCE CORP.,
a Delaware corporation

By:	/s/ Frederick W. Boutin
Name:	Frederick W. Boutin
Title:	Executive Vice President

LIMITED RECOURSE GUARANTOR:

TRANSMONTAIGNE PARTNERS L.P.,

By:	TransMontaigne GP L.L.C.,
its sole general partner

	By:	/s/ Frederick W. Boutin
	Name:	Frederick W. Boutin
	Title:	Executive Vice President